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                                                                    EXHIBIT 99.1

                 FINANCIAL GUARANTY INSURANCE POLICY


OBLIGATIONS:     $121,765,000                               POLICY NUMBER: 24873
                 Fund America Investors Trust 1997-NMC1
                 Collateralized Mortgage Obligations,
                 Series 1997-NMC1

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Financial Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by Norwest Bank Minnesota, National Association or its successors, as indenture trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and



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Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

        Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of September 1, 1997 between the Issuer and the Trustee, without regard to any amendment or supplement thereto.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means, with respect to any Payment Date, the sum of
(i) the Bond Interest for such Payment Date minus Available Funds and (ii) the then existing Overcollateralization Deficit, if any, after application of Available Funds to reduce the Bond Balance on such Payment Date.

        "Insured Payment" means (i) as of any Payment Date, the Deficiency Amount and (ii) any Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

        "Owner" means each Holder (as defined in the Agreement) (other than the Trustee, the Company or the Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in

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bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as
amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

        The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

 This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.


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        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 30th day of September 1997.

                                     MBIA INSURANCE CORPORATION



                                     By
                                       ----------------------------------
                                     Title
                                          -------------------------------

Attest:



By
  -------------------------------
  Secretary


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                                  EXHIBIT A

                  TO CERTIFICATE GUARANTY INSURANCE POLICY
                                NUMBER: 24873

                      NOTICE UNDER CERTIFICATE GUARANTY
                       INSURANCE POLICY NUMBER: 24873



State Street Bank and Trust Company, N.A., as Fiscal Agent
     for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
     Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

        The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as indenture trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Financial Guaranty Insurance Policy Number: 24873 (the "Policy") issued by the Insurer in respect of the $121,765,000 Fund America Investors Trust 1997-NMC1 Collateralized Mortgage Obligations, Series 1997-NMC1 (the "Obligations"), that:

        (i) the Trustee is the indenture trustee under the Indenture dated as of September 1, 1997, among Fund America Investors Trust 1997-NMC1, as Issuer, and the Trustee, as indenture trustee for the Owners;

        (ii)  the Bond Interest due under clause (i) of the definition of
    Deficiency Amount for the Payment Date occurring on              (the
    "Applicable Payment Date") is $            (the "Bond Interest");

        (iii) the amount of the Available Funds for the Applicable Payment Date
    is $                             (the "Available Funds");

        (iv)  the excess, if any, of the Bond Interest in clause (ii) over the
    Available Funds in clause (iii) is $                        ;

        (v)   the excess, if any, of the Available Funds in clause (iii) over
    the Bond Interest in clause (ii) is $                    ;

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        (vi)   the amount of the then existing Overcollateralization Deficit before the application of Available Funds on the Applicable Payment Date
    under clause (ii) of the definition of Deficiency Amount is $           ;
    (the "Overcollateralization Deficit");

        (vii)  the excess, if any, of the Overcollateralization Deficit as
    reported in clause (vi) over the amount in clause (v) is $             ;

        (viii) the sum of the amount in clause (iv) and the amount in clause
    (vii) is $                  (the "Deficiency Amount");

        (ix) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent
    jurisdiction is $     (the "Preference Amount");

        (x)    the total Insured Payment due is $          , which amount
    equals the sum of the Deficiency Amount and the Preference Amount;

        (xi) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (vi) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (viii) above to be applied to the payment of any Preference Amount; and

        (xii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
    [TRUSTEE'S ACCOUNT NUMBER].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

        Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.


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        IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the      day of         ,     .

                                     [NAME OF TRUSTEE], as Trustee


                                     By
                                       -------------------------------
                                     Title
                                          ----------------------------